Exhibit 99.2

FINANCIAL SUPPLEMENT TO SECOND QUARTER 2008 EARNINGS RELEASE

Summary

Quarterly earnings of $0.30 per diluted share (GAAP); excluding $0.09 in after-tax merger charges, earnings were $0.39 (non-GAAP - see page 20 for additional details)

•

Second quarter earnings included several significant items: $67 million MSR reserve recapture; $13.4 million write-down of investments in two Morgan Keegan mutual funds; $14.9 million loss on mortgage servicing sale; $309 million loan loss provision—$100 million above net charge-offs; $20 million of other real estate owned expense

Common stock dividend reduction enables capital strengthening

•	Quarterly common cash dividend reduced to $0.10 per share

•	Provides an approximate $1.2 billion boost to capital by year-end 2009

•	Capital ratios to strengthen; proforma benefit of approximately 97 basis points in Tier 1 and Total Risk Based regulatory measures by end of 2009

Non-performing assets, net charge-offs rise

•	Total net charge-offs up 33 bps linked-quarter to annualized 86 bps of average loans, driven by the home equity and residential homebuilder portfolios

•	Non-performing assets increased to $1,620.8 million, or 1.65% of loans and OREO, primarily reflecting weakness in residential homebuilder and condominium portfolios

•	Allowance for credit losses increased to 1.56% of loans at June 30, 2008 - 7 basis points above March 31, 2008 level

Higher-than-expected home equity losses - especially in Florida

•	Total home equity write-offs increased to an annualized 1.94% of related loans vs. 0.57% in 1Q due primarily to declining home values

•	Florida-based second liens experiencing particular stress, fueled by borrowers who purchased properties as investments or second homes

•	Aggressively managing portfolio, including a dedicated Florida collection team

•	Completed portfolio re-valuation; using detailed property level information to assist in workouts

•	Strong “Customer Assistance Program” in place to mitigate future losses

Residential homebuilder portfolio exposure declines; generally “as expected” charge-offs

•	Reduced portfolio $473 million linked quarter to $5.8 billion as of June 30, 2008

•	Includes $1.8 billion of relationships being proactively managed by an experienced real estate team

Fee-based revenue relatively steady linked quarter

•	Non-interest revenue, excluding securities transactions and first quarter’s Visa gain, was little changed

•	Strong service charges and brokerage fees largely offset lower mortgage income and commercial credit fees

•	Morgan Keegan profit, excluding merger charges, increased to $38.2 million

Spread revenue declines despite continued loan growth improvement

•	Average loan growth rose to annualized 6% in second quarter 2008 from first quarter 2008’s 4% pace, driven by C&I

•

Net interest margin dropped 17 bps linked quarter to 3.36%, pressured by a negative shift in deposit mix, flow through of recent yield curve movements and rate cuts as well as higher non-performing asset levels

•	Implementing new strategies that emphasize low-cost deposit growth

Better-than-projected cost saves; on pace to exceed upwardly revised $700 million cost save target

•

Operating expenses relatively flat linked quarter, excluding MSRs and 1Q Visa litigation reserve reversal and loss on early extinguishment of debt, with higher problem loan workout, professional and legal costs offsetting personnel-related efficiencies

•	Realized $165 million in second quarter merger cost saves, bringing run-rate to $660 million

•

Continuing to focus on lowering operating expenses in the current environment. In late June, eliminated approximately 600 positions not included in initial cost save estimates, following a similar reduction of 700 positions in March 2008

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in thousands)

	Quarter Ended
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Assets:
Cash and due from banks	$3,160,519	$3,061,324	$3,720,365	$2,902,340	$2,796,196
Interest-bearing deposits in other banks	46,257	47,850	31,706	29,895	73,963
Federal funds sold and securities purchased under agreements to resell	977,579	1,071,806	1,177,170	706,378	1,158,771
Trading account assets	1,454,502	1,299,460	907,300	1,355,007	1,606,130
Securities available for sale	17,724,907	17,766,260	17,318,074	16,957,077	17,414,407
Securities held to maturity	48,244	49,790	50,935	49,559	44,452
Loans held for sale	677,098	756,500	720,924	792,142	1,596,425
Margin receivables	533,635	616,732	504,614	525,953	590,811
Loans, net of unearned income	98,266,579	96,385,431	95,378,847	94,373,632	94,014,488
Allowance for loan losses	(1,471,524)	(1,376,486)	(1,321,244)	(1,070,716)	(1,061,873)

Net loans	96,795,055	95,008,945	94,057,603	93,302,916	92,952,615
Premises and equipment, net	2,726,249	2,665,813	2,610,851	2,473,339	2,422,256
Interest receivable	510,895	550,117	615,711	664,974	626,514
Goodwill	11,515,095	11,510,096	11,491,673	11,453,078	11,243,287
Mortgage servicing rights (MSRs)	271,392	268,784	321,308	377,201	400,056
Other identifiable intangible assets	693,423	729,835	759,832	804,328	809,827
Other assets	7,301,445	8,845,659	6,753,651	5,841,002	3,886,762

Total Assets	$144,436,295	$144,248,971	$141,041,717	$138,235,189	$137,622,472

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$18,334,239	$18,182,582	$18,417,266	$18,834,856	$19,136,419
Interest-bearing	71,569,410	71,004,827	76,357,702	74,605,074	75,919,972

Total deposits	89,903,649	89,187,409	94,774,968	93,439,930	95,056,391
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	8,663,628	8,450,346	8,820,235	8,063,739	8,207,250
Other short-term borrowings	8,926,603	8,716,951	2,299,887	1,727,346	1,882,114

Total short-term borrowings	17,590,231	17,167,297	11,120,122	9,791,085	10,089,364
Long-term borrowings	13,318,656	12,357,225	11,324,790	10,817,491	9,287,926

Total borrowed funds	30,908,887	29,524,522	22,444,912	20,608,576	19,377,290
Other liabilities	3,915,265	5,515,119	3,998,808	4,340,334	3,492,404

Total Liabilities	124,727,801	124,227,050	121,218,688	118,388,840	117,926,085

Stockholders’ equity:
Common stock	7,358	7,358	7,347	7,346	7,344
Additional paid-in capital	16,588,382	16,560,302	16,544,651	16,527,540	16,500,425
Retained earnings	4,436,660	4,494,573	4,439,505	4,632,033	4,489,078
Treasury stock	(1,370,761)	(1,370,761)	(1,370,761)	(1,270,922)	(1,063,779)
Accumulated other comprehensive income (loss)	46,855	330,449	202,287	(49,648)	(236,681)

Total Stockholders’ Equity	19,708,494	20,021,921	19,823,029	19,846,349	19,696,387

Total Liabilities & SE	$144,436,295	$144,248,971	$141,041,717	$138,235,189	$137,622,472

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (3)

(Unaudited)

($ amounts in thousands, except per share data)

	Quarter Ended
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Interest income on:
Loans, including fees	$1,374,705	$1,528,883	$1,674,690	$1,742,172	$1,734,278
Securities:
Taxable	208,134	200,117	202,669	210,932	218,123
Tax-exempt	9,952	9,721	9,361	10,020	10,831

Total securities	218,086	209,838	212,030	220,952	228,954
Loans held for sale	9,598	8,998	10,090	12,302	21,363
Federal funds sold and securities purchased under agreements to resell	10,202	13,533	17,032	18,154	17,162
Trading account assets	12,362	14,153	11,822	10,271	15,785
Margin receivables	5,541	6,783	8,160	8,754	9,289
Time deposits in other banks	168	616	344	515	649

Total interest income	1,630,662	1,782,804	1,934,168	2,013,120	2,027,480
Interest expense on:
Deposits	422,151	503,190	625,600	673,585	677,239
Short-term borrowings	85,294	113,008	107,077	115,092	116,637
Long-term borrowings	143,509	149,126	157,279	144,662	128,269

Total interest expense	650,954	765,324	889,956	933,339	922,145

Net interest income	979,708	1,017,480	1,044,212	1,079,781	1,105,335
Provision for loan losses	309,000	181,000	358,000	90,000	60,000

Net interest income after provision for loan losses	670,708	836,480	686,212	989,781	1,045,335
Non-interest income:
Service charges on deposit accounts	294,182	271,613	292,709	288,296	297,638
Brokerage and investment banking	256,863	229,203	227,808	209,413	207,372
Trust department income	58,537	56,938	60,798	62,449	64,590
Mortgage income	24,926	45,620	28,047	29,806	40,830
Securities gains (losses), net	(28)	91,643	(45)	23,994	(32,806)
Other	108,740	213,286	123,661	115,186	119,177

Total non-interest income	743,220	908,303	732,978	729,144	696,801
Non-interest expense:
Salaries and employee benefits	598,844	643,487	678,859	581,425	602,646
Net occupancy expense	111,457	106,665	106,252	120,753	93,175
Furniture and equipment expense	85,122	79,236	80,346	74,127	74,048
Impairment (recapture) of MSR’s	(67,000)	42,000	23,000	20,000	(38,000)
Other	411,951	378,871	459,799	349,089	325,866

Total non-interest expense (1)	1,140,374	1,250,259	1,348,256	1,145,394	1,057,735

Income before income taxes from continuing operations	273,554	494,524	70,934	573,531	684,401
Income taxes	66,908	157,814	(181)	179,291	230,669

Income from continuing operations	206,646	336,710	71,115	394,240	453,732

Loss from discontinued operations before income taxes	(406)	(67)	(765)	(122)	(682)
Income tax benefit from discontinued operations	(153)	(25)	(291)	(46)	(259)

Loss from discontinued operations, net of tax	(253)	(42)	(474)	(76)	(423)

Net income	$206,393	$336,668	$70,641	$394,164	$453,309

Weighted-average shares outstanding—during quarter:
Basic	695,978	695,098	695,518	700,589	709,322
Diluted	696,346	695,548	696,895	704,485	715,564
Actual shares outstanding—end of quarter	694,729	694,721	693,636	697,332	704,398
Earnings per share from continuing operations (2):
Basic	$0.30	$0.48	$0.10	$0.56	$0.64
Diluted	$0.30	$0.48	$0.10	$0.56	$0.63
Earnings per share from discontinued operations (2):
Basic	$0.00	$0.00	$0.00	$0.00	$0.00
Diluted	$0.00	$0.00	$0.00	$0.00	$0.00
Earnings per share (2):
Basic	$0.30	$0.48	$0.10	$0.56	$0.64
Diluted	$0.30	$0.48	$0.10	$0.56	$0.63
Cash dividends declared per share	$0.38	$0.38	$0.38	$0.36	$0.36
Taxable equivalent net interest income from continuing operations	$989,522	$1,026,484	$1,050,419	$1,086,575	$1,111,969

See notes to the Consolidated Statements of Income on page 5

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Income (3)

(Unaudited)

($ amounts in thousands, except per share data)

	Six Months Ended June 30
	2008	2007
Interest income on:
Loans, including fees	$2,903,588	$3,507,682
Securities:
Taxable	408,251	442,442
Tax-exempt	19,673	21,879

Total securities	427,924	464,321
Loans held for sale	18,596	69,705
Federal funds sold and securities purchased under agreements to resell	23,735	33,535
Trading account assets	26,515	31,405
Margin receivables	12,324	18,899
Time deposits in other banks	784	1,828

Total interest income	3,413,466	4,127,375
Interest expense on:
Deposits	925,341	1,364,698
Short-term borrowings	198,302	237,298
Long-term borrowings	292,635	251,006

Total interest expense	1,416,278	1,853,002

Net interest income	1,997,188	2,274,373
Provision for loan losses	490,000	107,000

Net interest income after provision for loan losses	1,507,188	2,167,373
Non-interest income:
Service charges on deposit accounts	565,795	581,735
Brokerage and investment banking	486,066	393,567
Trust department income	115,475	128,072
Mortgage income	70,546	77,851
Securities gains (losses), net	91,615	(32,502)
Other	322,026	244,990

Total non-interest income	1,651,523	1,393,713
Non-interest expense:
Salaries and employee benefits	1,242,331	1,211,585
Net occupancy expense	218,122	186,706
Furniture and equipment expense	164,358	146,857
Recapture of MSR’s	(25,000)	(37,000)
Other	790,822	658,553

Total non-interest expense (1)	2,390,633	2,166,701

Income before income taxes from continuing operations	768,078	1,394,385
Income taxes	224,722	466,577

Income from continuing operations	543,356	927,808

(Loss) income from discontinued operations before income taxes	(473)	(216,500)
Income tax (benefit) expense from discontinued operations	(178)	(74,982)

(Loss) income from discontinued operations, net of tax	(295)	(141,518)

Net income	$543,061	$786,290

Weighted-average shares outstanding—year-to-date:
Basic	695,538	718,073
Diluted	695,947	724,997
Actual shares outstanding—end of quarter	694,729	704,398

Earnings per share from continuing operations (2):
Basic	$0.78	$1.29
Diluted	$0.78	$1.28

Earnings per share from discontinued operations (2):
Basic	$0.00	$(0.20)
Diluted	$0.00	$(0.20)

Earnings per share (2):
Basic	$0.78	$1.10
Diluted	$0.78	$1.08

Cash dividends declared per share	$0.76	$0.72
Taxable equivalent net interest income from continuing operations	$2,016,006	$2,287,515

See notes to the Consolidated Statements of Income on page 5.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

(1)	Merger-related charges total $100.1 million in 2Q08, $75.6 million in 1Q08, $150.2 million in 4Q07, $91.8 million in 3Q07 and $59.9 million in 2Q07. See page 20 for additional detail
(2)	Certain per share amounts may not appear to reconcile due to rounding
(3)	Certain amounts in the prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis Including Discontinued Operations (1)

($ amounts in thousands; yields on taxable-equivalent basis)	Quarter Ended
	6/30/08			3/31/08			12/31/07			9/30/07			6/30/07
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$50,509	$168	1.34%	$60,505	$616	4.10%	$31,039	$344	4.40%	$51,740	$515	3.95%	$39,767	$649	6.55%
Federal funds sold and securities purchased under agreement to resell	949,682	10,202	4.32%	1,146,251	13,533	4.75%	1,093,155	17,032	6.18%	1,141,666	18,154	6.31%	1,124,636	17,162	6.12%
Trading account assets	1,333,590	13,551	4.09%	1,648,477	14,551	3.55%	1,188,273	12,020	4.01%	1,213,485	10,385	3.40%	1,555,939	15,963	4.12%
Securities:
Taxable	16,977,622	208,134	4.93%	16,565,408	200,117	4.86%	16,407,051	202,669	4.90%	16,545,332	210,932	5.06%	17,245,705	218,123	5.07%
Tax-exempt	719,535	15,223	8.51%	727,662	14,863	8.22%	724,152	14,300	7.83%	722,663	15,235	8.36%	737,522	16,430	8.94%
Loans held for sale	650,096	9,598	5.94%	620,722	8,998	5.83%	663,284	10,089	6.03%	779,918	12,303	6.26%	1,323,479	21,363	6.47%
Margin receivables	585,736	5,541	3.81%	582,299	6,783	4.68%	541,915	8,160	5.97%	521,497	8,754	6.66%	532,037	9,289	7.00%
Loans, net of unearned income	97,194,350	1,378,059	5.70%	95,718,586	1,532,347	6.44%	94,783,954	1,675,761	7.01%	94,309,811	1,743,636	7.34%	94,051,511	1,735,135	7.40%

Total interest-earning assets	118,461,120	$1,640,476	5.57%	117,069,910	$1,791,808	6.16%	115,432,823	$1,940,375	6.67%	115,286,112	$2,019,914	6.95%	116,610,596	$2,034,114	7.00%
Allowance for loan losses	(1,370,777)			(1,332,583)			(1,070,916)			(1,062,432)			(1,056,832)
Cash and due from banks	2,424,758			2,746,249			2,831,323			2,751,656			2,803,967
Other assets	23,045,528			23,391,604			21,511,015			19,901,093			19,180,861

	$142,560,629			$141,875,180			$138,704,245			$136,876,429			$137,538,592

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,810,211	$1,000	0.11%	$3,699,304	$1,268	0.14%	$3,669,700	$2,236	0.24%	$3,756,311	$2,795	0.30%	$3,861,380	$2,884	0.30%
Interest-bearing transaction accounts	15,396,516	32,057	0.84%	15,620,128	46,525	1.20%	15,029,192	64,376	1.70%	15,268,807	79,618	2.07%	15,816,958	84,334	2.14%
Money market accounts	18,314,710	70,968	1.56%	18,801,773	96,719	2.07%	19,290,437	140,577	2.89%	19,883,326	169,606	3.38%	19,739,594	165,360	3.36%
Time deposits	29,932,613	292,402	3.93%	29,573,584	315,860	4.30%	28,588,955	324,892	4.51%	28,713,151	331,619	4.58%	30,499,907	349,053	4.59%
Foreign deposits	5,635,370	25,724	1.84%	6,005,430	42,818	2.87%	9,212,655	93,519	4.03%	7,466,762	89,947	4.78%	6,432,408	75,608	4.71%

Total interest-bearing deposits	73,089,420	422,151	2.32%	73,700,219	503,190	2.75%	75,790,939	625,600	3.27%	75,088,357	673,585	3.56%	76,350,247	677,239	3.56%
Federal funds purchased and securities sold under agreement to repurchase	7,683,304	39,353	2.06%	8,753,109	67,940	3.12%	8,557,902	92,310	4.28%	8,121,636	98,522	4.81%	7,461,579	90,460	4.86%
Other short-term borrowings	7,097,347	45,941	2.60%	5,389,754	45,068	3.36%	1,554,759	14,767	3.77%	1,598,989	16,570	4.11%	2,251,296	26,177	4.66%
Long-term borrowings	12,925,634	143,509	4.47%	11,653,966	149,126	5.15%	11,054,567	157,279	5.64%	10,085,073	144,662	5.69%	9,014,112	128,269	5.71%

Total interest-bearing liabilities	100,795,705	$650,954	2.60%	99,497,048	$765,324	3.09%	96,958,167	$889,956	3.64%	94,894,055	$933,339	3.90%	95,077,234	$922,145	3.89%
Net interest spread			2.97%			3.07%			3.03%			3.05%			3.11%

Non-interest-bearing deposits	17,814,075			17,602,501			18,249,585			18,850,607			19,233,146
Other liabilities	4,168,681			4,931,717			3,627,697			3,338,644			3,187,936
Stockholders’ equity	19,782,168			19,843,914			19,868,796			19,793,123			20,040,276

	$142,560,629			$141,875,180			$138,704,245			$136,876,429			$137,538,592

Net interest income/margin FTE basis		$989,522	3.36%		$1,026,484	3.53%		$1,050,419	3.61%		$1,086,575	3.74%		$1,111,969	3.82%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

($ amounts in thousands; yields on taxable equivalent basis)	Six Months June 30
	2008			2007
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Interest-bearing deposits in other banks	$55,507	$784	2.84%	$60,031	$1,828	6.14%
Federal funds sold and securities purchased under agreement to resell	1,047,967	23,735	4.55%	1,093,479	33,535	6.18%
Trading account assets	1,491,034	28,102	3.79%	1,515,741	31,874	4.24%
Securities:
Taxable securities	16,771,515	408,251	4.90%	17,495,478	442,442	5.10%
Tax-exempt	723,598	30,086	8.36%	750,338	33,217	8.93%
Loans held for sale	635,409	18,596	5.89%	2,369,570	88,558	7.54%
Loans held for sale-divestitures	—	—	—	572,096	21,520	7.59%
Margin receivables	584,017	12,324	4.24%	543,404	18,899	7.01%
Loans, net of unearned income	96,456,468	2,910,406	6.07%	94,194,342	3,480,611	7.45%

Total interest-earning assets	117,765,515	3,432,284	5.86%	118,594,479	4,152,484	7.06%
Allowance for loan losses	(1,351,680)			(1,059,287)
Cash and due from banks	2,585,504			2,906,636
Other non-earning assets	23,218,565			19,297,089

	$142,217,904			$139,738,917

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$3,754,758	$2,268	0.12%	$3,883,218	$5,848	0.30%
Interest-bearing transaction accounts	15,508,322	78,582	1.02%	15,964,412	167,678	2.12%
Money market accounts	18,558,242	167,687	1.82%	19,321,743	319,007	3.33%
Time deposits	29,753,098	608,262	4.11%	31,094,914	695,580	4.51%
Foreign deposits	5,820,400	68,542	2.37%	7,007,874	164,494	4.73%
Interest-bearing deposits - divestitures	—	—	—	754,560	12,091	3.23%

Total interest-bearing deposits	73,394,820	925,341	2.54%	78,026,721	1,364,698	3.53%
Federal funds purchased and securities sold under agreement to repurchase	8,218,207	107,293	2.63%	7,816,286	186,763	4.82%
Other short-term borrowings	6,243,550	91,009	2.93%	2,232,307	50,535	4.57%
Long-term borrowings	12,289,800	292,635	4.79%	8,811,373	251,006	5.74%

Total interest-bearing liabilities	100,146,377	1,416,278	2.84%	96,886,687	1,853,002	3.86%
Net interest spread			3.02%			3.20%

Non-interest bearing deposits	17,708,288			19,462,501
Other liabilities	4,550,198			3,144,365
Stockholders’ equity	19,813,041			20,245,364

	$142,217,904			$139,738,917

Net interest income/margin FTE basis		$2,016,006	3.44%		$2,299,482	3.91%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Return on average assets*	0.58%	0.95%	0.20%	1.14%	1.32%

Return on average equity*	4.20%	6.82%	1.41%	7.90%	9.07%

Return on average tangible equity*	10.98%	17.84%	3.67%	20.14%	22.89%

Stockholders’ equity per share	$28.37	$28.82	$28.58	$28.46	$27.96

Stockholders’ equity to total assets	13.65%	13.88%	14.05%	14.36%	14.31%

Tangible stockholders’ equity to tangible assets	5.67%	5.90%	5.88%	6.02%	6.09%

Tangible stockholders’ equity to tangible assets (excluding other comprehensive income)	5.64%	5.64%	5.72%	6.06%	6.28%

Tier 1 Capital (2)	7.47%	7.30%	7.29%	7.73%	7.99%

Total Risk-Based Capital (2)	11.77%	11.07%	11.25%	11.30%	11.56%

Allowance for credit losses as a percentage of loans, net of unearned income (1)	1.56%	1.49%	1.45%	1.19%	1.19%

Allowance for loan losses as a percentage of loans, net of unearned income	1.50%	1.43%	1.39%	1.13%	1.13%

Net interest margin (FTE)	3.36%	3.53%	3.61%	3.74%	3.82%

Loans, net of unearned income, to total deposits	109.30%	108.07%	100.64%	101.00%	98.90%

Net charge-offs as a percentage of average loans*	0.86%	0.53%	0.45%	0.27%	0.23%

Total non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	1.65%	1.25%	0.90%	0.62%	0.62%

Total non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	2.08%	1.73%	1.28%	0.97%	0.84%

*	Annualized
(1)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit
(2)	Current quarter Tier 1 and Total Risk-based Capital ratios are estimated

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Loans (1)

Loan Portfolio - Period End Data

($ amounts in thousands)
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	6/30/08 vs. 3/31/08*		6/30/08 vs. 6/30/07
Commercial	$23,241,719	$21,721,738	$20,906,617	$23,565,882	$25,123,355	$1,519,981	28.1%	$(1,881,636)	-7.5%
Real estate- mortgage	40,251,729	40,553,066	39,343,128	35,337,366	33,646,480	(301,337)	-3.0%	6,605,249	19.6%
Real estate- construction	13,133,258	12,866,630	14,025,491	14,237,083	14,311,192	266,628	8.3%	(1,177,934)	-8.2%
Home equity lending	15,446,740	15,034,850	14,962,007	14,835,319	14,819,443	411,890	11.0%	627,297	4.2%
Indirect lending	4,145,457	3,961,782	3,938,113	4,015,142	4,052,637	183,675	18.6%	92,820	2.3%
Other consumer	2,047,676	2,247,365	2,203,491	2,382,840	2,061,381	(199,689)	-35.7%	(13,705)	-0.7%

	$98,266,579	$96,385,431	$95,378,847	$94,373,632	$94,014,488	$1,881,148	7.8%	$4,252,091	4.5%

Loan Portfolio - Average Balances

($ amounts in thousands)
	2Q08	1Q08	4Q07	3Q07	2Q07	2Q08 vs. 1Q08*		2Q08 vs. 2Q07
Commercial	$22,403,228	$21,155,898	$22,913,251	$24,146,621	$24,623,331	$1,247,330	23.7%	$(2,220,103)	-9.0%
Real estate- mortgage	40,334,447	40,114,982	36,660,193	34,923,454	34,060,372	219,465	2.2%	6,274,075	18.4%
Real estate- construction	13,136,168	13,154,924	14,104,126	14,232,360	14,295,420	(18,756)	-0.6%	(1,159,252)	-8.1%
Home equity lending	15,252,902	14,997,750	14,888,685	14,774,085	14,836,871	255,152	6.8%	416,031	2.8%
Indirect lending	4,038,990	3,954,999	3,975,744	4,044,072	4,059,108	83,991	8.5%	(20,118)	-0.5%
Other consumer	2,028,615	2,340,033	2,241,955	2,189,219	2,176,409	(311,418)	-53.5%	(147,794)	-6.8%

	$97,194,350	$95,718,586	$94,783,954	$94,309,811	$94,051,511	$1,475,764	6.2%	$3,142,839	3.3%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis

•	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate-construction to real estate-mortgage, effective 1/1/08

•	4Q07 and 3Q07 loan classifications were impacted by conversion-related re-mapping

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Deposits (1)

Deposit Portfolio - Period End Data

($ amounts in thousands)
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	6/30/08 vs. 3/31/08*		6/30/08 vs. 6/30/07
Interest-Free Deposits	$18,334,239	$18,182,582	$18,417,266	$18,834,856	$19,136,419	$151,657	3.4%	$(802,180)	-4.2%
Interest-Bearing Checking	15,380,301	15,603,984	15,846,139	15,208,224	15,685,340	(223,683)	-5.8%	(305,039)	-1.9%
Savings	3,819,138	3,792,550	3,646,632	3,692,087	3,795,701	26,588	2.8%	23,437	0.6%
Money Market	17,993,169	18,649,389	18,934,309	19,694,280	20,025,759	(656,220)	-14.2%	(2,032,590)	-10.1%
Money Market - Foreign	3,122,234	3,089,721	3,482,603	3,807,196	3,900,599	32,513	4.2%	(778,365)	-20.0%

Total Low-Cost Deposits	58,649,081	59,318,226	60,326,949	61,236,643	62,543,818	(669,145)	-4.5%	(3,894,737)	-6.2%
Time Deposits	30,462,142	29,463,183	29,298,845	27,744,788	29,572,747	998,959	13.6%	889,395	3.0%
Other Foreign Deposits	792,426	406,000	5,149,174	4,458,499	2,939,826	386,426	382.8%	(2,147,400)	-73.0%

	$89,903,649	$89,187,409	$94,774,968	$93,439,930	$95,056,391	$716,240	3.2%	$(5,152,742)	-5.4%

Deposit Portfolio - Average Balances

($ amounts in thousands)
	2Q08	1Q08	4Q07	3Q07	2Q07	2Q08 vs. 1Q08*		2Q08 vs. 2Q07
Interest-Free Deposits	$17,814,075	$17,602,501	$18,249,585	$18,850,607	$19,233,146	$211,574	4.8%	$(1,419,071)	-7.4%
Interest-Bearing Checking	15,396,516	15,620,128	15,029,192	15,268,807	15,816,958	(223,612)	-5.8%	(420,442)	-2.7%
Savings	3,810,211	3,699,304	3,669,700	3,756,311	3,861,380	110,907	12.1%	(51,169)	-1.3%
Money Market	18,314,710	18,801,773	19,290,437	19,883,326	19,739,594	(487,063)	-10.4%	(1,424,884)	-7.2%
Money Market - Foreign	3,112,534	3,213,214	3,851,065	3,969,910	3,802,564	(100,680)	-12.6%	(690,030)	-18.1%

Total Low-Cost Deposits	58,448,046	58,936,920	60,089,979	61,728,961	62,453,642	(488,874)	-3.3%	(4,005,596)	-6.4%
Time Deposits	29,932,613	29,573,584	28,588,955	28,713,151	30,499,907	359,029	4.9%	(567,294)	-1.9%
Other Foreign Deposits	2,522,836	2,792,216	5,361,590	3,496,852	2,629,844	(269,380)	-38.8%	(107,008)	-4.1%

	$90,903,495	$91,302,720	$94,040,524	$93,938,964	$95,583,393	$(399,225)	-1.8%	$(4,679,898)	-4.9%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Operating Revenue from Continuing Operations (1)

Revenue

($ amounts in thousands)
	2Q08	1Q08	4Q07	3Q07	2Q07	2Q08 vs. 1Q08*		2Q08 vs. 2Q07
Net Interest Income (TE basis)	$989,522	$1,026,484	$1,050,419	$1,086,575	$1,111,969	$(36,962)	-14.5%	$(122,447)	-11.0%
Non-Interest Income (excl. sec. gains/losses)	743,248	816,660	733,023	705,150	729,607	(73,412)	-36.2%	13,641	1.9%

Total Revenue (excl. sec. gains/losses, TE basis)	$1,732,770	$1,843,144	$1,783,442	$1,791,725	$1,841,576	$(110,374)	-24.1%	$(108,806)	-5.9%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis

•	Net interest margin of 3.36% in 2Q08 compared to 3.53% in 1Q08

•	Regions’ balance sheet positioning is generally balanced as of June 30, 2008

•	Non-interest income, excluding securities gains/losses and 1Q08 $62.8 million Visa IPO gain, was relatively stable

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations (1)

Non-interest Income and Expense

Non-interest Income
($ amounts in thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	2Q08 vs. 1Q08*		2Q08 vs. 2Q07
Service charges on deposit accounts	$294,182	$271,613	$292,709	$288,296	$297,638	$22,569	33.4%	$(3,456)	-1.2%
Brokerage and investment banking	256,863	229,203	227,808	209,413	207,372	27,660	48.5%	49,491	23.9%
Trust department income	58,537	56,938	60,798	62,449	64,590	1,599	11.3%	(6,053)	-9.4%
Mortgage income	24,926	45,620	28,047	29,806	40,830	(20,694)	-182.4%	(15,904)	-39.0%
Securities gains (losses), net	(28)	91,643	(45)	23,994	(32,806)	(91,671)	-402.3%	32,778	-99.9%
Commercial credit fee income	26,788	54,300	35,568	29,217	18,971	(27,512)	-203.8%	7,817	41.2%
Insurance income	26,818	30,899	23,320	23,340	25,476	(4,081)	-53.1%	1,342	5.3%
Other	55,134	128,087	64,773	62,629	74,730	(72,953)	-229.1%	(19,596)	-26.2%

Total non-interest income	$743,220	$908,303	$732,978	$729,144	$696,801	$(165,083)	-73.1%	$46,419	6.7%

Non-interest Expense**
($ amounts in thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	2Q08 vs. 1Q08*		2Q08 vs. 2Q07
Salaries and employee benefits	$552,047	$581,398	$581,635	$566,614	$579,599	$(29,351)	-20.3%	$(27,552)	-4.8%
Net occupancy expense	109,525	105,266	102,361	99,325	88,490	4,259	16.3%	21,035	23.8%
Furniture and equipment expense	79,993	79,380	78,669	72,185	73,056	613	3.1%	6,937	9.5%
Impairment (recapture) of MSR’s	(67,000)	42,000	23,000	20,000	(38,000)	(109,000)	NM	(29,000)	76.3%
Loss on early extinguishment of debt	—	65,405	—	—	—	(65,405)	-402.2%	—	NM
Professional fees	48,752	32,395	43,212	27,533	29,568	16,357	203.1%	19,184	64.9%
Marketing expense	19,021	20,784	29,062	20,756	19,624	(1,763)	-34.1%	(603)	-3.1%
Amortization of core deposit intangible	34,013	35,045	42,100	37,432	32,702	(1,032)	-11.8%	1,311	4.0%
Amortization of MSR’s	22,057	24,292	21,183	17,308	20,384	(2,235)	-37.0%	1,673	8.2%
Other	241,908	188,696	276,872	192,456	192,385	53,212	113.4%	49,523	25.7%

Total non-interest expense, excluding merger charges	1,040,316	1,174,661	1,198,094	1,053,609	997,808	(134,345)	-46.0%	42,508	4.3%
Merger-related charges	100,058	75,598	150,162	91,785	59,927	24,460	130.1%	40,131	67.0%

Total non-interest expense	$1,140,374	$1,250,259	$1,348,256	$1,145,394	$1,057,735	$(109,885)	-35.3%	$82,639	7.8%

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation
*	Linked quarter percentage changes are presented on an annualized basis
**	Individual expense categories are presented excluding merger-related charges, which are presented in a separate line item in the above table

•	Non-interest income was relatively steady 1Q08 to 2Q08, excluding 1Q08’s $91.6 million of securities transactions and $62.8 million of Visa IPO gain

•	Service charges up $22.6 million linked-quarter, reflecting seasonal factors and a pricing increase

•

2Q08 linked-quarter increase in brokerage income reflects a $23 million adjustment to a market-related position which was offsetting to the linked quarter decline in Commercial Credit Fees (see bullet point below)

•

2Q08 Mortgage income reflects a $14.9 million loss on sale of mortgage servicing rights related to $3.4 billion of GNMA loans. 1Q08 was positively impacted by a $9 million adjustment related to FAS 159 adoption for mortgage loans held for sale

•

Commercial Credit Fees declined $27.5 million due to lower swap fee income linked quarter (related to and effectively offsetting the market-related adjustment reflected in brokerage as mentioned above)

•	1Q08 other non-interest income reflects a $62.8 million gain on the redemption of Visa shares

•	Non-interest expense, excluding MSR recapture and impairment, and first quarter Visa litigation expense reduction and loss on extinguishment of debt, was relatively flat linked-quarter

•	2Q08 salaries and benefits cost were lower as a result of ongoing merger-related and other incremental cost saving actions

•	1Q08 expenses include a $65.4 million charge for early extinguishment of debt related to the redemption of subordinated notes

•	Professional fees increased in 2Q08 due to special assets litigation resulting from credit cycle deterioration and higher legal costs

•

2Q08 other non-interest expense includes $13.4 million in losses on two Morgan Keegan mutual fund investments. These losses totaled $24.5 million in 1Q08. 2Q08 other non-interest expense also includes $20.1 million of other real estate expense, up $13.2 million linked quarter. 1Q08 includes a $28.4 million Visa litigation expense reduction related to Visa’a IPO. Lastly, 1Q08 other non-interest expense also reflects an $11.4 million annual subsidiary dividend payment

•

4Q07 other non-interest expense includes the $51.5 million charge related to Regions’ ownership interest in the Visa antitrust lawsuit settlements and other related litigation; $38.5 million loss related to two Morgan Keegan mutual fund investments; and $6.9 million in Other Real Estate expense

•	Merger-related cost saves of $165 million, $127 million, $108 million, $102 million and $84 million are reflected in 2Q08, 1Q08, 4Q07, 3Q07 and 2Q07 non-interest expense, respectively

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (excluding merger-related charges)

($ amounts in thousands)	2Q08	1Q08	4Q07	3Q07	2Q07	2Q08 vs. 1Q08*		2Q08 vs. 2Q07
Revenues:
Commissions	$64,615	$67,801	$82,502	$82,071	$77,563	$(3,186)	-18.9%	$(12,948)	-16.7%
Principal transactions	52,615	70,045	56,216	43,916	43,838	(17,430)	-100.1%	8,777	20.0%
Investment banking	70,587	55,010	57,192	48,958	48,579	15,577	113.9%	22,008	45.3%
Interest	27,143	29,454	33,772	35,388	39,820	(2,311)	-31.6%	(12,677)	-31.8%
Trust fees and services	56,850	54,085	56,736	55,803	57,185	2,765	20.6%	(335)	-0.6%
Investment advisory	54,685	52,432	52,168	42,146	48,088	2,253	17.3%	6,597	13.7%
Other	12,790	10,423	12,357	10,134	13,761	2,367	91.3%	(971)	-7.1%

Total revenues	339,285	339,250	350,943	318,416	328,834	35	0.0%	10,451	3.2%

Expenses:
Interest expense	11,644	15,470	19,790	21,790	25,046	(3,826)	-99.5%	(13,402)	-53.5%
Non-interest expense	266,937	274,738	291,022	225,469	225,074	(7,801)	-11.4%	41,863	18.6%

Total expenses	278,581	290,208	310,812	247,259	250,120	(11,627)	-16.1%	28,461	11.4%

Income before income taxes	60,704	49,042	40,131	71,157	78,714	11,662	95.6%	(18,010)	-22.9%
Income taxes	22,463	18,069	15,068	26,000	28,603	4,394	97.8%	(6,140)	-21.5%

Net income[1]	$38,241	$30,973	$25,063	$45,157	$50,111	$7,268	94.4%	$(11,870)	-23.7%

[1]	2Q08 and 1Q08 net income do not include merger-related charges of $0.5 million and $17.2 million pre-tax, or $0.3 million and $11.0 million after-tax, respectively.

Breakout of Revenue by Division

($ amounts in thousands)	Private Client	Fixed- income Capital Markets	Equity Capital Markets	Regions MK Trust	Asset Management	Interest & Other
Three months ended June 30, 2008:
$ amount of revenue	$87,079	$97,488	$33,531	$56,851	$42,819	$21,517
% of gross revenue	25.7%	28.7%	9.9%	16.8%	12.6%	6.3%

Three months ended March 31, 2008:
$ amount of revenue	$86,830	$89,452	$47,313	$54,081	$41,778	$17,796
% of gross revenue	26.2%	26.4%	14.0%	15.9%	12.3%	5.2%

Six months ended June 30, 2008:
$ amount of revenue	$175,909	$186,940	$80,844	$110,932	$84,597	$39,313
% of gross revenue	25.9%	27.6%	11.9%	16.3%	12.5%	5.8%

Six months ended June 30, 2007:
$ amount of revenue	$196,929	$109,216	$43,158	$113,306	$91,193	$77,031
% of gross revenue	31.2%	17.3%	6.8%	18.0%	14.5%	12.2%

*	Linked quarter percentage changes are presented on an annualized basis

•	2Q principal transactions revenue declined $17.4 million as compared to an especially strong 1Q, which reflected high fixed-income capital market activity; slowing economy a factor

•

Investment banking revenues increased $15.6 million linked-quarter driven by traditional equity and fixed-income banking areas. 2007 acquisition of Shattuck Hammond providing new avenues in healthcare-related issuances

•	Non-interest expenses declined an annualized 11 percent, resulting from management’s efforts to control costs as well as lower mutual fund loss recognition

•	Equity Capital Markets revenue declined linked quarter reflecting exceptionally strong 1Q oil and gas revenues

•	Fixed-income Capital Markets revenues higher as demand for products that customers view as safer or more conservative has increased

•	Non-interest expense includes $13.4 million, $24.5 million and $38.5 million for 2Q08, 1Q08 and 4Q07, respectively, in losses related to investments in two mutual funds

•	18,400 new accounts were opened in 2Q08 compared to 21,400 in 1Q08

•	Total customer assets were $73.5 billion at June 30, 2008, compared to $76.3 billion at March 31, 2008 and $81.3 billion at June 30, 2007

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Credit Quality (1)

Credit Quality

	As of and for Quarter Ended					YTD
($ in thousands)	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	6/30/08	6/30/07
Allowance for credit losses (ACL)	$1,536,346	$1,432,271	$1,379,498	$1,126,554	$1,118,229	$1,536,346	$1,118,229
Provision for loan losses from continuing operations	$309,000	$181,000	$358,000	$90,000	$60,000	$490,000	$107,000
Provision for unfunded credit losses	$9,036	$(2,469)	$2,416	$(518)	$2,292	$6,567	$4,521
Net loans charged-off:*
Commercial	$26,351	$49,570	$34,742	$19,161	$17,406	$75,921	$19,450
Real estate - mortgage	43,351	20,497	20,409	6,392	11,432	63,848	22,540
Real estate - construction	46,036	13,138	16,036	5,230	709	59,174	9,281
Home equity lending	73,406	21,072	11,513	11,701	8,774	94,478	17,460
Indirect lending	8,038	8,381	7,752	4,395	3,975	16,419	8,391
Other consumer	11,769	13,100	17,020	16,242	11,611	24,869	22,807

Total	$208,951	$125,758	$107,472	$63,121	$53,907	$334,709	$99,929

Net loan charge-offs as a % of average loans, annualized *
Commercial	0.47%	0.94%	0.60%	0.31%	0.28%	0.70%	0.16%
Real estate - mortgage	0.43%	0.21%	0.22%	0.07%	0.13%	0.32%	0.13%
Real estate - construction	1.41%	0.40%	0.45%	0.15%	0.02%	0.90%	0.13%
Home equity lending	1.94%	0.57%	0.31%	0.31%	0.24%	1.26%	0.24%
Indirect lending	0.80%	0.85%	0.77%	0.43%	0.39%	0.83%	0.42%
Other consumer	2.33%	2.25%	3.01%	2.94%	2.14%	2.29%	2.09%

Total	0.86%	0.53%	0.45%	0.27%	0.23%	0.70%	0.21%

Non-performing assets (NPAs):
Non-accrual loans*	$1,410,504	$1,024,201	$743,589	$494,693	$501,175
Foreclosed properties	210,330	180,228	120,465	93,649	83,834

Total	$1,620,834	$1,204,429	$864,054	$588,342	$585,009

Loans past due > 90 days*	$431,958	$467,375	$356,685	$332,116	$204,829

Credit Ratios:
ACL/Loans, net	1.56%	1.49%	1.45%	1.19%	1.19%

ALL/Loans, net	1.50%	1.43%	1.39%	1.13%	1.13%
NPAs (ex. 90+ past due)/loans and foreclosed properties	1.65%	1.25%	0.90%	0.62%	0.62%

NPAs (inc. 90+ past due)/loans and foreclosed properties	2.08%	1.73%	1.28%	0.97%	0.84%

*	See page 15 for loan portfolio (risk view) breakout

Allowance for Credit Losses

	Six Months Ended June 30
($ amounts in thousands)	2008	2007
Balance at beginning of year	$1,379,498	$1,107,788
Net loans charged-off	(334,709)	(99,929)
Allowance allocated to sold loans	(5,010)	(1,333)
Provision for loan losses, from continuing operations	490,000	107,000
Provision for loan losses, from discontinued operations	—	182
Provision for unfunded credit commitments	6,567	4,521

Balance at end of period	$1,536,346	$1,118,229

Components:
Allowance for loan losses	1,471,524	1,061,873
Reserve for unfunded credit commitments	64,822	56,356

Allowance for credit losses	$1,536,346	$1,118,229

(1)	Certain amounts in prior periods have been reclassified to reflect current period presentation

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Loan Portfolio - Risk View Total Loan Portfolio
	Ending Balance			% of Total Loans
($ in thousands)	2Q08	1Q08	4Q07	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$18,952,630	$17,463,045	$16,533,176	19%	18%	17%
Commercial Real Estate - Owner-Occupied Mortgages	4,450,461	4,543,263	4,436,631	5%	5%	5%

Total Commercial	23,403,091	22,006,308	20,969,807	24%	23%	22%
Commercial Real Estate (1)
CRE - Non-Owner-Occupied Mortgages	9,063,826	9,063,831	8,057,504	9%	9%	8%
Non-Owner Occupied Construction	10,221,057	n/a	n/a	10%	n/a	n/a
Owner Occupied Construction	1,498,001	n/a	n/a	2%	n/a	n/a

Construction	11,719,058	11,460,090	12,893,068	12%	12%	14%

Total Commercial Real Estate	20,782,884	20,523,921	20,950,572	21%	21%	22%
Business and Community Banking (1)
Commercial and Industrial	4,289,088	n/a	n/a	4%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	6,487,044	n/a	n/a	7%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	3,786,299	n/a	n/a	4%	n/a	n/a
Non-Owner Occupied Construction	681,474	n/a	n/a	0%	n/a	n/a
Owner Occupied Construction	732,636	n/a	n/a	0%	n/a	n/a

Construction	1,414,110	n/a	n/a	1%	n/a	n/a

Total Business and Community Banking	15,976,541	16,045,530	15,540,443	16%	17%	16%
Residential First Mortgage
Alt-A	2,660,288	2,743,467	2,830,062	3%	3%	3%
Residential First Mortgage	13,803,811	14,019,883	14,129,484	14%	14%	15%

Total Residential First Mortgage	16,464,099	16,763,350	16,959,546	17%	17%	18%
Consumer
Home Equity Lending	15,446,740	15,034,850	14,962,007	16%	16%	16%
Indirect Lending	4,145,457	3,961,782	3,938,113	4%	4%	4%
Direct Lending	927,865	974,684	1,066,184	1%	1%	1%
Other Consumer	1,119,902	1,075,006	992,175	1%	1%	1%

Total Other Consumer	21,639,964	21,046,322	20,958,479	22%	22%	22%

Total Loans	$98,266,579	$96,385,431	$95,378,847	100%	100%	100%

90+ Days Past Due Loans, Non-accrual Loans and Net Charge-offs
	90+ Past Due			% of Loans**			Non-accrual loans			% of Loans**			Net Charge-offs			% of Loans**
($ in thousands)	2Q08	1Q08	4Q07	2Q08	1Q08	4Q07	2Q08	1Q08	4Q07	2Q08	1Q08	4Q07	2Q08	1Q08	4Q07	2Q08	1Q08	4Q07
Commercial
Commercial and Industrial/Leases	$3,977	$28,405	$5,984	0.02%	0.16%	0.04%	$132,480	$89,412	$55,355	0.70%	0.51%	0.33%	$7,374	$27,828	$24,784	0.16%	0.67%	0.49%
Commercial Real Estate - Owner-Occupied	1,635	2,475	1,112	0.04%	0.05%	0.03%	138,044	110,579	105,494	3.10%	2.43%	2.38%	7,866	4,433	2,643	0.70%	0.40%	0.13%

Total Commercial	5,612	30,880	7,096	0.02%	0.14%	0.03%	270,524	199,991	160,849	1.16%	0.91%	0.77%	15,240	32,261	27,427	0.27%	0.61%	0.39%
Commercial Real Estate (1)
CRE - Non-Owner-Occupied Mortgages	3,786	17,732	7,625	0.04%	0.20%	0.09%	274,664	207,907	148,539	3.03%	2.29%	1.84%	22,320	5,247	9,903	0.99%	0.24%	0.73%
Non-Owner Occupied Construction	14,712	n/a	n/a	0.14%	n/a	n/a	640,303	n/a	n/a	6.26%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Owner Occupied Construction	2,662	n/a	n/a	0.18%	n/a	n/a	28,626	n/a	n/a	1.91%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Construction	17,374	10,782	18,535	0.15%	0.09%	0.14%	668,929	446,861	304,941	5.71%	3.90%	2.37%	44,929	12,666	16,111	1.55%	0.44%	0.48%

Total Commercial Real Estate	21,160	28,514	26,160	0.10%	0.14%	0.12%	943,593	654,768	453,480	4.54%	3.19%	2.16%	67,249	17,913	26,014	1.31%	0.35%	0.55%
Business and Community Banking (1)
Commercial and Industrial	6,551	n/a	n/a	0.15%	n/a	n/a	48,908	n/a	n/a	1.14%	n/a	n/a	18,977	n/a	n/a	1.78%	n/a	n/a
Commercial Real Estate - Owner-Occupied Mortgages	5,721	n/a	n/a	0.09%	n/a	n/a	37,672	n/a	n/a	0.58%	n/a	n/a	1,083	n/a	n/a	0.07%	n/a	n/a
CRE - Non-Owner-Occupied Mortgages	4,698	n/a	n/a	0.12%	n/a	n/a	18,459	n/a	n/a	0.49%	n/a	n/a	580	n/a	n/a	0.06%	n/a	n/a
Non-Owner Occupied Construction	58	n/a	n/a	0.01%	n/a	n/a	2,960	n/a	n/a	0.43%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Owner Occupied Construction	410	n/a	n/a	0.06%	n/a	n/a	4,193	n/a	n/a	0.57%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Construction	468	n/a	n/a	0.03%	n/a	n/a	7,153	n/a	n/a	0.51%	n/a	n/a	1,108	n/a	n/a	0.30%	n/a	n/a

Total Business and Community Banking	17,438	19,960	10,638	0.11%	0.12%	0.07%	112,192	100,991	75,930	0.70%	0.63%	0.49%	21,748	23,568	10,313	0.55%	0.59%	0.39%
Residential First Mortgage
Alt-A	79,658	67,275	41,125	2.99%	2.45%	1.45%	20,259	14,271	8,534	0.76%	0.52%	0.30%	2,978	2,106	1,822	0.45%	0.31%	0.26%
Residential First Mortgage	130,794	118,654	113,281	0.95%	0.85%	0.80%	50,285	41,750	38,177	0.36%	0.30%	0.27%	8,523	7,356	5,611	0.25%	0.21%	0.16%

Total Residential First Mortgage	210,452	185,929	154,406	1.28%	1.11%	0.91%	70,544	56,021	46,711	0.43%	0.33%	0.28%	11,501	9,462	7,433	0.28%	0.23%	0.18%
Consumer
Home Equity Lending	166,816	192,836	146,808	1.08%	1.28%	0.98%	13,335	12,428	6,611	0.09%	0.08%	0.04%	73,406	21,072	11,513	1.94%	0.57%	0.31%
Indirect Lending	4,581	4,233	6,002	0.11%	0.11%	0.15%	—	1	8	0.00%	0.00%	0.00%	8,037	8,381	7,752	0.80%	0.85%	0.77%
Direct Lending	2,507	2,971	2,997	0.27%	0.30%	0.28%	315	1	—	0.03%	0.00%	0.00%	2,641	2,361	2,911	1.11%	0.94%	1.09%
Other Consumer	3,392	2,052	2,578	0.30%	0.19%	0.26%	1	—	—	0.00%	0.00%	0.00%	9,129	10,740	14,109	3.41%	3.74%	5.21%

Total Other Consumer	177,296	202,092	158,385	0.82%	0.96%	0.76%	13,651	12,430	6,619	0.06%	0.06%	0.03%	93,213	42,554	36,285	1.76%	0.81%	0.69%

Total Loans	$431,958	$467,375	$356,685	0.44%	0.48%	0.37%	$1,410,504	$1,024,201	$743,589	1.44%	1.06%	0.78%	$208,951	$125,758	$107,472	0.86%	0.53%	0.45%

**	Percentage of related loan category outstandings
Note:	1Q08 loan classifications reflect an approximate $722 million reclassification of balances from real estate-const to real estate-mortgage, effective 1/1/08 (note that past due, non-accrual and net charge-off also impacted by reclass)
(1)	Prior period breakout not available

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Non-Owner Occupied Commercial Real Estate and Business and Community Banking Real Estate - $23.8 billion (as of 6/30/08)

•	Portfolio well-diversified by product type

•

Includes $4.5 billion in Business and Community Banking Non-Owner Occupied Commercial Real Estate Loans which have different risk characteristics. They are underwritten not on a project basis but on the strength of the individual.

•	$5.8 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio with the majority of the residential homebuilder portfolio found in land and single family sectors

•	Proactively reducing certain concentrations

•	Land balances down $1.6 billion (25%) since December 2006

•	Condominium balances down $1.0 billion (44%) since December 2006

Consumer Real Estate - $31.9 billion (as of 6/30/08)

	Outstandings*	Wgtd Avg. LTV	Wgtd Avg. FICO	Avg. Loan Size	% in 1st Lien

Home Equity Lending	$15,446,740	74%	735	$72,617	42%
Residential 1st Mortgage	13,803,811	67%	722	175,656	99%
Alt-A	2,660,288	71%	712	177,779	100%

Total Consumer RE Portfolio	$31,910,839	71%	729	$120,292	71%

*	$ in thousands

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Residential Homebuilder Portfolio - $5.8 billion (as of 6/30/08)

Portfolio Breakout by Category

($ in millions)

Geographic Breakout

[1]	Central consists of Alabama, Georgia, and South Carolina
[2]	Midsouth consists of North Carolina, Virginia and Tennessee
[3]	Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
[4]	Southwest consists of Louisiana and Mississippi

Product Breakout

($ in thousands)

	Lots		Residential Presold		Residential Spec		Land		National Homebuilders		Total Portfolio
	$	%*	$	%*	$	%*	$	%*	$	%*	$	%*
90+ Past Due	3,953	0.34	545	0.10	1,760	0.10	925	0.04	193	0.09	7,376	0.13
Non-Accruing Loans	89,753	7.61	48,804	8.94	172,647	9.85	179,492	8.69	52,959	24.56	543,655	9.44
Average Note Size:
Total Portfolio	229	—	370	—	264	—	743	—	495	—	349	—
Central	202	—	203	—	220	—	686	—	257	—	278	—
Florida	532	—	980	—	531	—	2,122	—	3,075	—	901	—

Outstandings	$1,178,815		$545,806		$1,752,055		$2,065,967		$215,610		$5,758,253

*	Percentage of related product outstandings

•	Average note size of the homebuilder portfolio is $349,000

•	Non-accruing loans represent 9.44 percent of the total homebuilder portfolio with the highest concentrations in the Florida and Central (mainly Atlanta) regions

•	2Q08 charge-offs in the homebuilder portfolio were $34.2 million

•	At 2Q08 approximately $1.8 billion of the $5.8 billion homebuilder portfolio represents problem loans

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Home Equity Lending Net Charge-off Analysis

		2Q08			1Q08			4Q07
($ in billions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off %*	1.37%	4.74%	3.55%	0.67%	1.07%	0.94%	0.40%	0.23%	0.29%
	$ Losses	$6.3	$40.2	$46.5	$2.8	$8.9	$11.7	$1.9	$2.1	$4.0
	Balance	$1,922.2	$3,448.0	$5,370.2	$1,713.2	$3,396.2	$5,109.4	$1,674.4	$3,285.3	$4,959.7
	Original LTV	66.0%	76.7%	72.9%	—	—	—	—	—	—

All Other States	Net Charge-off %*	0.60%	1.47%	1.08%	0.25%	0.48%	0.38%	0.28%	0.36%	0.33%
	$ Losses	$6.7	$20.2	$26.9	$2.7	$6.6	$9.3	$2.9	$4.6	$7.5
	Balance	$4,524.2	$5,552.2	$10,076.5	$4,348.5	$5,576.9	$9,925.4	$4,394.3	$5,608.0	$10,002.3
	Original LTV	68.6%	80.2%	75.0%	—	—	—	—	—	—

Totals	Net Charge-off %*	0.83%	2.72%	1.94%	0.37%	0.70%	0.57%	0.32%	0.31%	0.31%
	$ Losses	$13.0	$60.4	$73.4	$5.6	$15.5	$21.1	$4.8	$6.7	$11.5
	Balance	$6,446.4	$9,000.2	$15,446.7	$6,061.8	$8,973.1	$15,034.8	$6,068.7	$8,893.3	$14,962.0
	Original LTV	67.8%	78.8%	74.2%	—	—	—	—	—	—

Notes: Recoveries are pro-rated based on charge-off balances.

*	Net Charge-off percentages are calculated on average balances.

•	Increased net charge-offs mainly a Florida issue. Net charge-offs in Florida approximately 3.3 times non-Florida net charge-off rate

•	Second lien, Florida net charge-offs represent 55% of 2Q08 net charge-offs but just 22% of outstanding balances

•	Balances shown on an ending basis. Net loss rates calculated using average balances

•	Original LTVs shown for current period only; prior period LTVs not materially different

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Additional Financial and Operational Data

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Associate headcount	31,564	32,143	33,161	33,630	34,293
Authorized shares remaining under buyback program	23.1MM	23.1MM	23.1MM	27.6MM	34.2MM
Total branch outlets	1,936	1,938	1,965	2,022	2,081
ATMs	2,410	2,464	2,490	2,549	2,581
Morgan Keegan offices	378	397	416	430	446

Merger-Related Items

(Pre-tax dollars in thousands)

	Income Statement Effect	Excess Purchase Price	Total
Year ended December 31, 2006	$88,658	$185,378	$274,036
First Quarter 2007	48,993	3,537	52,530
Second Quarter 2007	59,927	4,090	64,017
Third Quarter 2007	91,785	118	91,903
Fourth Quarter 2007	150,162	(10,648)	139,514
First Quarter 2008	75,598	—	75,598
Second Quarter 2008 *	$100,058	$—	$100,058

Total	$615,181	$182,475	$797,656

*	2Q08 marks the final quarter that merger charges will be recognized

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding discontinued operations and merger charges (non-GAAP). Merger charges and discontinued operations are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes the exclusion of merger charges in expressing earnings and certain other financial measures, including “earnings per share from continuing operations, excluding merger charges” and “return on average tangible equity, excluding discontinued operations and merger charges”, provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider merger charges to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting, including segment reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies in place to address expenses that qualify as merger charges and procedures in place to approve and segregate merger charges from other normal operating expenses to ensure that the Company’s operating results are properly reflected for period-to-period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes merger charges does not represent the amount that effectively accrues directly to stockholders (i.e., merger charges are a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended
($ amounts in thousands, except per share data)		06/30/08	03/31/08	12/31/07	9/30/07	6/30/07
INCOME
Income from continuing operations (GAAP)		$206,646	$336,710	$71,115	$394,240	$453,732
Loss from discontinued operations, net of tax		(253)	(42)	(474)	(76)	(423)

Net income (GAAP)	A	$206,393	$336,668	$70,641	$394,164	$453,309

Income from continuing operations (GAAP)		$206,646	$336,710	$71,115	$394,240	$453,732
Merger-related charges, pre-tax
Salaries and employee benefits		46,797	62,089	97,224	14,811	23,047
Net occupancy expense		1,932	1,399	3,891	21,428	4,685
Furniture and equipment expense		5,129	(144)	1,677	1,942	992
Other		46,200	12,254	47,370	53,604	31,203

Total merger-related charges, pre-tax		100,058	75,598	150,162	91,785	59,927
Merger-related charges, net of tax		62,035	46,871	93,505	56,501	37,155

Income excluding discontinued operations and merger charges (non-GAAP)	B	$268,681	$383,581	$164,620	$450,741	$490,887

Weighted-average shares outstanding-diluted	C	696,346	695,548	696,895	704,485	715,564
Earnings per share, excluding discontinued operations and merger charges-diluted	B/C	$0.39	$0.55	$0.24	$0.64	$0.69

RETURN ON AVERAGE TANGIBLE EQUITY
Average equity (GAAP)	D	$19,782,168	$19,843,914	$19,868,796	$19,793,123	$20,040,276
Average intangible assets (GAAP)		12,221,261	12,254,861	12,232,365	12,026,887	12,097,753

Average tangible equity	E	$7,560,907	$7,589,053	$7,636,431	$7,766,236	$7,942,523
Average equity, excluding discontinued operations	F	$19,782,168	$19,843,914	$19,868,796	$19,793,123	$20,040,276
Average intangible assets, excluding discontinued operations		12,221,261	12,254,861	12,232,365	12,026,887	12,097,753

	G	$7,560,907	$7,589,053	$7,636,431	$7,766,236	$7,942,523
Return on average tangible equity*	A/E	10.98%	17.84%	3.67%	20.14%	22.89%

Return on average tangible equity, ex. discontinued operations and merger charges (non-GAAP)*	B/G	14.29%	20.33%	8.55%	23.03%	24.79%

*	Income statement amounts have been annualized in calculation

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2008 EARNINGS RELEASE

Forward-Looking Statements

This financial supplement to Regions’ second quarter 2008 earnings release may include forward-looking statements about Regions Financial Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. Regions cautions that actual results and events could differ materially from expectations expressed in forward-looking statements as a result of factors such as possible changes in economic and business conditions and interest rates; the current stresses in the financial and residential real estate markets; Regions’ ability to attract and retain customers; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as droughts and hurricanes; possible changes in laws and regulations and governmental monetary and fiscal policies; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans; increased competition from both banks and non-banks; and effects of critical accounting policies and judgments. The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2007 and report on Form 10-Q for the quarter ended March 31, 2008, as on file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551